UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 16, 2015, Discover Financial Services (“Discover”) announced that it is closing the mortgage origination business it acquired in 2012. The press release is included as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01. Charges related to exiting the business are expected to be approximately $0.04 per share. Excluding these charges, Discover continues to expect operating expenses of approximately $3.5 billion for the year.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Unanticipated expenses or an inability to manage expenses, among other factors, could cause actual results to differ materially from those set forth in the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. There is no undertaking to update or revise the forward-looking statements as more information becomes available. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Discover’s Annual Report on Form 10-K for the year ended December 31, 2014, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which are on file with the SEC and available at the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Discover Financial Services Press Release dated June 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: June 16, 2015	By:	/s/ D. Christopher Greene
		Name:	D. Christopher Greene
		Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Discover Financial Services Press Release dated June 16, 2015